Exhibit 99.1

VICI PROPERTIES INC. ANNOUNCES $17.2 BILLION STRATEGIC ACQUISITION OF MGM GROWTH PROPERTIES LLC
- Creates America’s Largest Owner of Experiential Real Estate with an Enterprise Value of Approximately $45 Billion -
- Transaction Expected to be Accretive to AFFO per Share Immediately Upon Closing -
- Positions Balance Sheet for Investment Grade Status -
- Significantly Diversifies Tenant Base While Enhancing Portfolio Quality, Size and Scale to Drive Future Growth and Value Creation -
- VICI Announces 9.1% Dividend Increase -
- Conference Call to Discuss Transaction to be Held at 8:00am ET -
NEW YORK, NY and LAS VEGAS, NV –August 4, 2021 – VICI Properties Inc. (NYSE: VICI) (“VICI Properties” or “VICI”), MGM Growth Properties LLC (NYSE: MGP) (“MGP”) and MGM Resorts International (NYSE: MGM) (“MGM Resorts”), MGP’s controlling shareholder, announced today that they have entered into a definitive agreement (the “Master Transaction Agreement”) pursuant to which VICI Properties will acquire MGP for total consideration of $17.2 billion, inclusive of the assumption of approximately $5.7 billion of debt. Upon completion of the merger, VICI will have an estimated enterprise value of $45 billion, firmly solidifying VICI’s position as the largest experiential net lease REIT while also advancing VICI’s strategic goals of portfolio enhancement and diversification.
Under the terms of the Master Transaction Agreement, MGP Class A shareholders will receive 1.366 shares of newly issued VICI stock in exchange for each Class A share of MGP. The fixed exchange ratio represents an agreed upon price of $43.00 per share of MGP Class A shares based on VICI’s trailing 5-day volume weighted average price of $31.47 as of July 30, 2021 and represents a 15.9% premium to MGP’s closing stock price on August 3, 2021. MGM Resorts will receive $43.00 per unit in cash for the redemption of the majority of its MGP Operating Partnership units (“OP Units”) that it holds for total cash consideration of approximately $4.4 billion and will also retain approximately 12 million units in a newly formed operating partnership of VICI Properties. The MGP Class B share that is held by MGM Resorts will be cancelled and cease to exist.
Simultaneous with the closing of the transaction, VICI Properties will enter into an amended and restated triple-net master lease with MGM Resorts. The lease will have an initial total annual rent of $860.0 million, inclusive of MGP’s pending acquisition of MGM Springfield, and an initial term of 25 years, with three 10-year tenant renewal options. Rent under the amended and restated master lease will escalate at a rate of 2.0% per annum for the first 10 years and thereafter at the greater of 2.0% per annum or the consumer price index (“CPI”), subject to a 3.0% cap. Additionally, VICI will retain MGP’s existing 50.1% ownership stake in the joint venture with Blackstone Real Estate Income Trust, Inc. (“BREIT JV”), which owns the real estate assets of MGM Grand Las Vegas and Mandalay Bay. The BREIT JV lease will remain unchanged and provides for current annual base rent of approximately $298 million and an initial term of 30 years, with two 10-year tenant renewal options. Rent under the BREIT JV lease escalates at a rate of 2.0% per annum for the first 15 years and thereafter at the greater of 2.0% per annum or CPI, subject to a 3.0% cap. On a combined basis, the MGM master lease and BREIT JV lease will deliver initial attributable rent to VICI of approximately $1.0 billion.
The transaction was approved by the Board of Directors of each of MGM Resorts, MGP and VICI Properties (and, in the case of MGP, the Conflicts Committee). The parties expect the transaction to close in the first half of 2022, subject to customary closing conditions, regulatory approvals and approval by the stockholders of VICI Properties. The VICI Properties Board of Directors and management team will remain unchanged.

Strategic Merits
•Immediately accretive to AFFO per share: The transaction extends VICI Properties’ track record of consistent value creation since its formation in 2017 and is expected to provide immediate, high quality, accretion to AFFO per share upon closing
•Enhances portfolio quality, size, and scale at significant discount to replacement cost: VICI Properties will add 15 Class A entertainment resort properties spread across 9 regions comprising 33,000 hotel rooms, 3.6 million square feet of meeting and convention space and hundreds of food, beverage and entertainment venues to its portfolio at an estimated 30% to 40% discount to replacement cost. Following the transaction, approximately 55% of VICI’s rent base will be generated by market-leading Regional properties while the remaining 45% will come from properties on the Las Vegas Strip
•Significantly diversifies tenant base: Upon closing, VICI Properties’ top tenant concentration will be reduced to ~41% (from 84% currently) while 84% of VICI Properties’ rent roll will be derived from S&P 500 tenants with a track record of having paid 100% of rent, on time and in cash throughout the COVID-19 pandemic
•Adds a global leader in hospitality and entertainment to tenant roster: The transaction adds a 55-year master lease, inclusive of tenant renewal options, with inflation protection through a CPI kicker and a corporate guarantee from MGM Resorts, an S&P 500 global entertainment company with national and international locations
•Bolsters retained cash flow and strengthens ability to fund accretive growth: Following the acquisition of MGP and the pending acquisition of the real estate of the Venetian Resort and Sands Expo Center, VICI Properties is expected to retain approximately $500 million of annualized free cash flow, after dividend payments, which may be deployed toward highly attractive growth opportunities across gaming and other experiential sectors
•Positions balance sheet for investment grade status: The transaction will position VICI Properties’ balance sheet for investment grade status as VICI eliminates all of its existing secured debt and establishes an unencumbered asset pool
•Amplified index demand and trading liquidity: The transaction unlocks significant new index eligibility for MGP Class A shareholders while allowing investors in the combined company to benefit from index rebalancing, given the significantly larger size, and strong positioning for S&P 500 inclusion and enhanced trading liquidity
•Lower cost of capital given larger scale, diversity, improved credit profile and enhanced index inclusion: With improving cost of capital and retained cash flow, VICI is positioned to continue to grow its portfolio accretively in both gaming and non-gaming sectors
Additional details can be found in the Transaction Overview presentation posted on the VICI Properties website.
“Through this transformative strategic acquisition, we are merging MGP’s best-in-class portfolio into VICI’s best-in-class management and governance platform, creating the premier gaming, entertainment and leisure REIT in America,” said Ed Pitoniak, CEO of VICI Properties. “We want to thank James Stewart, Andy Chien and the MGP Board for building and stewarding a portfolio of such exceptional quality, and going forward we are honored to become a key real estate and capital partner for Bill Hornbuckle and the MGM Resorts management team and Board. We look forward to supporting their strategic growth objectives for decades to come.”

“After many years of growing both of our portfolios, combining them into one company will generate the best results for the shareholders of both companies,” said James Stewart, CEO of MGP. “The combined company will create a superior platform for delivering exceptional returns to MGP’s existing shareholders, by improving diversification, increasing scale, lowering cost of capital and benefiting from future growth.”
Bill Hornbuckle, CEO and President of MGM Resorts, said, “This transaction unlocks the significant real estate value of our assets, enhances our financial flexibility and strengthens our ability to execute key growth initiatives. We look forward to our long-term partnership with VICI.”
Financing
VICI Properties has secured a $9.3 billion financing commitment from Morgan Stanley, J.P. Morgan and Citibank.
Advisors
Morgan Stanley & Co LLC is acting as lead strategic and financial advisor to VICI Properties on the transaction. Citigroup Global Markets Inc. is also acting as financial advisor to VICI Properties. Hogan Lovells US LLP and Kramer Levin Naftalis & Frankel LLP are serving as legal advisors to VICI Properties. Baker Botts LLP is serving as legal advisor to MGP. Evercore is acting as financial advisor and Potter Anderson & Corroon LLP is serving as legal advisor to the Conflicts Committee of the MGP Board of Directors. J.P. Morgan is acting as financial advisor and Weil, Gotshal & Manges LLP is serving as legal advisor to MGM Resorts.
Dividend
VICI Properties also announced today that its Board of Directors has declared a regular quarterly cash dividend of $0.36 per share of common stock, representing an annualized amount of $1.44 per share and a 9.1% increase from the current dividend rate. The dividend will be payable on October 7, 2021 to stockholders of record as of the close of business on September 24, 2021.
Conference Call Information
VICI Properties will host a conference call and audio webcast on Wednesday, August 4, 2021 at 8:00 a.m. Eastern Time (ET). The conference call can be accessed by dialing 844-200-6205 (domestic) or +44 208 0682 558 (international) and entering conference ID 582076. An audio replay of the conference call will be available until midnight ET on August 11, 2021 and can be accessed by dialing 929-458-6194 (domestic) or +44 204 525 0658 (international) and entering the passcode 840028.
About VICI Properties
VICI Properties Inc. is an experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including the world-renowned Caesars Palace. VICI Properties’ national, geographically diverse portfolio consists of 28 gaming facilities comprising over 47 million square feet and features approximately 17,800 hotel rooms and more than 200 restaurants, bars, nightclubs and sportsbooks. Its properties are leased to industry leading gaming and hospitality operators, including Caesars Entertainment, Inc., Century Casinos, Inc., Hard Rock International Inc., JACK Entertainment LLC and Penn National Gaming, Inc. VICI Properties also has an investment in the Chelsea Piers, New York facility and owns four championship golf courses and 34 acres of undeveloped land adjacent to the Las Vegas Strip. VICI Properties’ strategy is to create the nation’s highest quality and most productive experiential real estate portfolio. For additional information, please visit www.viciproperties.com.

About MGM Growth Properties
MGM Growth Properties LLC (NYSE:MGP) is one of the leading publicly traded real estate investment trusts engaged in the acquisition, ownership and leasing of large-scale destination entertainment and leisure resorts, whose diverse amenities include casino gaming, hotel, convention, dining, entertainment and retail offerings. MGP, together with its joint venture, currently owns a portfolio of properties, consisting of 12 premier destination resorts in Las Vegas and elsewhere across the United States, MGM Northfield Park in Northfield, OH, Empire Resort Casino in Yonkers, NY, as well as a retail and entertainment district, The Park in Las Vegas. As of December 31, 2020, MGP's portfolio of destination resorts, the Park, Empire Resort Casino, and MGM Northfield Park collectively comprised approximately 32,400 hotel rooms, 1.5 million casino square footage, and 3.6 million convention square footage.
About MGM Resorts
MGM Resorts International (NYSE: MGM) is an S&P 500® global entertainment company with national and international locations featuring best-in-class hotels and casinos, state-of-the-art meetings and conference spaces, incredible live and theatrical entertainment experiences, and an extensive array of restaurant, nightlife and retail offerings. MGM Resorts creates immersive, iconic experiences through its suite of Las Vegas-inspired brands. The MGM Resorts portfolio encompasses 31 unique hotel and gaming destinations globally, including some of the most recognizable resort brands in the industry. The Company's 50/50 venture, BetMGM, LLC, offers U.S. sports betting and online gaming through market-leading brands, including BetMGM and partypoker. The Company is currently pursuing targeted expansion in Asia through the integrated resort opportunity in Japan. Through its "Focused on What Matters: Embracing Humanity and Protecting the Planet" philosophy, MGM Resorts commits to creating a more sustainable future, while striving to make a bigger difference in the lives of its employees, guests, and in the communities where it operates. The global employees of MGM Resorts are proud of their company for being recognized as one of FORTUNE® Magazine's World's Most Admired Companies®.
Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended,, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed transaction described herein, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction and the markets of each company. These forward-looking statements generally are identified by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.
Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on VICI Properties’, MGP’s and each company’s respective tenants’ financial condition, results of operations, cash flows and performance. The extent to which the COVID-19 pandemic continues to adversely affect each company’s tenants, and ultimately impacts each company’s business and financial condition, depends on future developments which cannot be predicted with confidence. Many additional factors could cause actual future events and results to differ materially from the forward-looking statements, including but not limited to: (i) the possibility that VICI stockholders do not approve the proposed transaction or that other conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline, (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction, (iii) the risk that MGP’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (iv) unexpected costs or liabilities relating to the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against VICI Properties or MGP or their respective directors or officers and the resulting expense or delay, (vi) the risk that disruptions caused by or relating to the proposed transaction will harm VICI’s or MGP’s business, including current plans and operations, (vii) the ability of VICI Properties or MGP to retain and hire key personnel, (viii) potential adverse reactions by tenants or other business partners or changes to business relationships, including joint ventures, resulting from the announcement or completion of the proposed transaction, (ix) risks relating to the market value of VICI common stock to be issued in the proposed transaction, (x) risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xi) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets, (xii) general economic and market developments and conditions, (xiii) restrictions during the pendency of the proposed transaction or thereafter that may impact VICI’s or MGP’s ability to pursue certain business opportunities or strategic transactions, (xiv) either company’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes, and (xv) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement relating to the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of VICI and MGP described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Investors are cautioned to interpret many of the risks identified in the “Risk Factors” section of these filings as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and VICI and MGP assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither VICI Properties nor MGP gives any assurance that either company will achieve its expectations.
Additional Information about the Proposed Transaction and Where to Find It
In connection with the merger, VICI Properties intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of VICI Properties and that also constitutes a prospectus of VICI Properties and information statement of MGP. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by VICI Properties by contacting VICI Properties Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by MGP by contacting MGP Investor Relations.
Participants in the Solicitation
VICI Properties and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of VICI Properties is available in VICI Properties’ proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus/information statement and other relevant materials filed with the SEC regarding the merger when they become available. Investors should read the definitive proxy statement /prospectus/information statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from VICI Properties using the sources indicated above.
No Offer or Solicitation
This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
Investor and Media Contacts
VICI Properties Contacts:
Investors@viciproperties.com
(646) 949-4631
Or
David Kieske
EVP, Chief Financial Officer
DKieske@viciproperties.com

Danny Valoy
Vice President, Finance
DValoy@viciproperties.com

MGP Contacts:
News Media
(702) 669-1480 or media@mgpreit.com

Investment Community
ANDY H. CHIEN
Chief Financial Officer
MGM Growth Properties LLC
(702) 669-1470

MGM Resorts Contacts:
News Media
BRIAN AHERN
Director of Corporate Media Relations
media@mgmresorts.com

Investment Community
CATHERINE PARK
Executive Director of Investor Relations
cpark@mgmresorts.com